                                                                   EXHIBIT 99(c)

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                         EXERCISE OF CLASS B WARRANTS

                                      OF

                     INTERACTIVE FLIGHT TECHNOLOGIES, INC.


     This Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates representing Class B Warrants are not immediately available or time will not permit all required documents to reach American Stock Transfer & Trust Company (the "Warrant Agent") on or prior to the Expiration Date (as defined in the Exercise Offer/Prospectus (as defined below)), or the procedures for delivery by book-entry exercise cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Warrant Agent. See the caption "The Exercise Offer and Warrant Redemption-Procedures for Exercising Class B Warrants-Guaranteed Delivery" in the Exercise Offer/Prospectus.

                      The Warrant Agent for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                         1-(800) 937-5449 (toll free)

               By Facsimile:                By Mail or Hand Delivery:
               (718) 236-2976               Reorganization Department
                                            40 Wall Street
               Confirm Facsimile            46th Floor
                by Telephone:               New York, NY 10005
          1-(800) 937-5449 (toll free)

     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.
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Ladies and Gentlemen:

     The undersigned hereby exercises, upon the terms and subject to the conditions set forth in the Exercise Offer/Prospectus, dated November 20, 1996 (the "Exercise Offer/Prospectus"), and in the Letter of Transmittal, receipt of each of which is hereby acknowledged (which together constitute the "Offer"), the number of Class B Warrants indicated below pursuant to the guaranteed delivery procedures set forth under the caption "The Exercise Offer and Warrant Redemption-Procedures for Exercising Class B Warrants-Guaranteed Delivery" in the Exercise Offer/Prospectus.

Number of Class B Warrants:____________  Name(s) of Record Holder(s):___________

                                         _______________________________________

                                         Address(es):___________________________

Certificate No(s). (if available):_____  _______________________________________

_______________________________________  _______________________________________

If Class B Warrants will be exercised    Area Code and Telephone Number(s):_____
by book-entry exercise, check one box.
 [ ] The Depository Trust Company        _______________________________________
 [ ] Pacific Securities Trust Company
 [ ] Philadelphia Warrant Agent Trust
     Company

Account Number:_____________________     Signature(s):__________________________

Date:_______________________________     _______________________________________

____________________________________     _______________________________________

                     THE GUARANTEE BELOW MUST BE COMPLETED

                                   GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent's Medallion Program, hereby (a) represents that the exercise of Class B Warrants effected hereby complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (b) guarantees to deliver to the Warrant Agent, at its address set forth above, the certificate representing all exercised Class B Warrants, in proper form for transfer, or a Book-Entry Confirmation (as defined in the Exercise Offer/Prospectus), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Exercise Offer/Prospectus) in the case of a book-entry delivery, a certified or bank check payable to "Interactive Flight Technologies, Inc." in the amount of $7.50 per share exercised in the Offer, and any other documents required by the Letter of Transmittal within five New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:_________________________      ____________________________________
                                                   (Authorized Signature)
Address:______________________________

______________________________________
                           (Zip Code)       Title:______________________________

                                            Name:_______________________________
                                                     (Please type or print)
Area Code and
Telephone Number:_____________________      Date:_______________________________
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NOTE:     DO NOT SEND CERTIFICATES FOR CLASS B WARRANTS WITH THIS NOTICE OF
          GUARANTEED DELIVERY. CERTIFICATES FOR CLASS B WARRANTS SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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